UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2008

TRAFFIX, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-27046	22-3322277
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

One Blue Hill Plaza, Pearl River, New York	10965
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (845) 620-1212

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

On January 11, 2008, we issued a press release informing the public, and alerting any of our stockholders who did not receive a copy of the proxy statement materials, of the date, time and record date of our Special Meeting of Stockholders scheduled for January 31, 2008.

Item 9.01 Financial Statements and Exhibits

Exhibit 99.1 - Press Release dated January 11, 2008

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAFFIX, INC.

Dated: January 15, 2008	By:	/s/ Dan Harvey
Dan Harvey Chief Financial Officer

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